Phoenix Multi-Portfolio Fund
                            Phoenix Mid Cap Portfolio
        Supplement dated June 26, 1998 to Prospectus dated March 27, 1998 as supplemented May 28, 1998


      On June 25, 1998, the Board of Trustees of Phoenix Multi-Portfolio Fund approved a change of the portfolio management of the Mid Cap Portfolio, appointing Seneca Capital Management LLC subadvisor for Mid Cap Portfolio through October 31, 1998 and recommending to shareholders that Seneca Capital Management LLC be retained as subadvisor on a long-term basis. This recommendation will be submitted to shareholders of the Mid Cap Portfolio in a proxy statement in the coming months.

Management of the Trust

The following paragraph should be inserted as the second paragraph under the heading "The Advisers" located on page 31 of the Prospectus.

      Seneca Capital Management LLC ("Seneca") serves as subadvisor to the Mid Cap Portfolio and as such is responsible for making investment decisions and selecting broker-dealers to execute transactions for the Mid Cap Portfolio. For its services, Seneca is paid a fee by PIC equal to 0.20% of the average daily net assets of the Mid Cap Portfolio up to $340 million, 0.375% of such value between $340 million and $1 billion, 0.35% of such value between $1 billion and $2 billion, and 0.325% of such value in excess of $2 billion. Seneca (including its predecessor GMG/Seneca Capital Management, L.P.) has been an investment adviser since 1989 managing equity and fixed income securities portfolios primarily for institutions and individuals. Seneca has also served as advisor to the Seneca Funds since their inception in March 1996. Seneca is owned by certain of its employees, including Gail P. Seneca, and Phoenix Investment Partners, Ltd. Seneca's principal office is located at 909 Montgomery Street, San Francisco, California 94133.

The Portfolio Managers

The following replaces the paragraph under the heading "Mid Cap Portfolio" located on page 32 of the Prospectus.

      The investment and trading decisions for the Mid Cap Portfolio are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders which include Ms. Seneca, Richard D. Little and Ronald K. Jacks are primarily responsible for the day-to-day management of the Mid Cap Portfolio's investments. Ms. Seneca has been President and a Trustee of Seneca Funds since February 1996. Since July 1, 1996, she has been President, Chief Executive and Investment Officer of Seneca Capital Management LLC ("Seneca"). Ms. Seneca has been a team leader and portfolio manager of each of the Seneca Funds since inception in 1996. From November 1989, Ms. Seneca has also been Chief Executive and Investment Officer and a managing partner of GMG/Seneca Capital Management, L.P. ("GMG/Seneca"). Mr. Little has been a team leader and portfolio manager of Seneca Growth Fund and Seneca Mid-Cap "EDGE"(sm) Fund since inception in 1996. Mr. Little currently is a general partner and director of Equities and has been an employee of GMG/Seneca since 1989. Mr. Jacks was Secretary of the Seneca Funds from February 1996 through February 1998. Mr. Jacks was a Trustee of Seneca Funds from February 1996 through June 1997. Since July 1990, Mr. Jacks has been a Portfolio Manager of GMG/Seneca and since July 1996, he has been a portfolio manager of Seneca.


     Investors should retain this supplement with their prospectus for future reference.

PXP 467MC (6/98)